Exhibit 10.20

CONFIDENTIAL TREATMENT REQUESTED

AGREEMENT

Agreement made and entered into as of the 22nd day of June, 2012, by and between Purpose Co., Ltd., f/k/a Takagi Sangyo Co. Ltd., and also f/k/a Takagi Industrial Co., Ltd., a Japanese corporation (“Takagi”), and Histogenics Corporation, a Delaware corporation (“Histogenics”) (the “Agreement”). The parties agree as follows:

1. Introduction. Takagi and Histogenics are parties to the following agreements and no others (the “Existing Agreements”):

Subscription and Business Agreement dated July 6, 2000

Amendment to Subscription and Business Agreement dated September 23, 2005

Supplemental Agreement dated May 11, 2006.

The purpose of this Agreement is to amend, restate and otherwise terminate the Existing Agreements and replace them with this Agreement. The parties further acknowledge that Histogenics is party to a term sheet dated February 24, 2012 with **** (the “**** Term Sheet”), a copy of which is attached hereto as Exhibit A. This Agreement is being entered into in contemplation of the Initial Closing under the **** Term Sheet (the “Effective Date”), and this Agreement shall be in full force and effect as of the Effective Date.

2. Termination of Existing Agreements. Upon the Effective Date, the Existing Agreements shall be of no further force and effect and this Agreement and any other agreements attached as or contemplated by Exhibits to this Agreement shall represent the entire understanding of the parties.

3. License of Technology.

(a) License to Histogenics. Takagi hereby grants to Histogenics outside of Japan the perpetual (with respect to patent rights, for the full term of each patent licensed hereunder), paid-up, worldwide, sublicensable, exclusive right under all patent rights (“Takagi Patents”) and technology (including, but not limited to, all know-how, trade secrets, copyrightable works, design and technical information and all improvements, modifications, updates or derivatives thereof) (the “Takagi Technology”) relating to Takagi’s exogenous tissue processor as used for producing the Histogenics Product Line (as such term is defined in Section 3(b) below), whether owned by Takagi or based upon

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rights held by Takagi, and whether now owned or held by Takagi or at any time following the date of this Agreement , in the Field of Use (as defined below) to (i) use, make, have made, sell, offer for sale, and import products or services that would, but for the license granted under the Takagi Patents, infringe a valid claim of any Takagi Patent, and (ii) use, reproduce, modify and create derivative works of the Takagi Technology for the design, development, manufacture, testing, support and commercialization of any product or service that incorporates or builds upon the Takagi Technology. The Takagi Patents hereby include, without limitation, the patent rights owned by Takagi that are listed on Exhibit B-1 to this Agreement. The “Field of Use” consists of any applications of the Takagi Technology and Histogenics Technology (as defined below) in connection with articular cartilage, ligaments, tendons and meniscus. Takagi retains its rights to the Takagi Technology and Takagi Patents for any applications outside the Field of Use. Takagi shall also have the right to sell its TEPs (as such term is defined below) in Section 4 to research institutes for general but noncommercial use anywhere in the world. Takagi acknowledges that the license granted hereby gives Histogenics the right but not the obligation, to use the Takagi Technology or practice the Takagi Patents.

(b) License to Takagi. Histogenics hereby grants to Takagi the perpetual (with respect to patent rights, for the full term of each patent licensed hereunder), paid-up, subslicensable, exclusive right solely in Japan under all patent rights (“Histogenics Patents”) and technology (including, but not limited to, all know-how, trade secrets, copyrightable works, design and technical information and all improvements, modifications, updates or derivatives thereof) (the “Histogenics Technology”) relating to Histogenics’ biotechnology and biomaterials, whether owned by Histogenics or based upon rights held by Histogenics, and whether now owned or held by Histogenics or at any time following the date of this Agreement in the Field of Use to (i) use, make, have made, sell, offer for sale, and import products and services that would, but for the license granted under the Histogenics Patents, infringe a valid claim of any Histogenics Patent, and (ii) use, reproduce, modify and create derivative works of the Histogenics Technology for the design, development, manufacture, testing, support and commercialization of any product or service that incorporates or builds upon the Histogenics Technology. The Histogenics Patents

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hereby include, without limitation, the patent rights owned by Histogenics that are listed on Exhibit B-2 to this Agreement. Histogenics retains its rights to the Histogenics Technology and Histogenics Patents for any applications outside the Field of Use and for inside the Field of Use anywhere in the world other than Japan. Histogenics acknowledges that the license granted hereby gives Takagi the right, but not the obligation, to use the Histogenics Technology or practice the Histogenics Patents in Japan. Notwithstanding anything to the contrary contained in the foregoing, the license rights granted to Takagi under this Section 3(b) are limited to the following Histogenics’ products: Neocart**** (both individually and collectively, the “Histogenics Product Line”). Histogenics represents to Takagi that as of the date of this Agreement the Histogenics Product Line represents all of the products it has currently under development.

4. Sale of Machines. Takagi shall continue to manufacture and sell single unit exogenous tissue processor machines (so-called “TEPs”) to Histogenics to the extent desired by Histogenics. Prior to the commercialization of Histogenics’ first product (“Neocart”), Takagi shall sell TEPs to Histogenics at ****. Thereafter, Takagi shall sell TEPs to Histogenics at ****. Within 60 days of the execution of this Agreement, the parties shall enter into a service agreement, the form of which shall be attached to this Agreement as Exhibit C, which service agreement shall cover the maintenance and servicing of both the existing TEPs owned by Histogenics and any additional TEPs that Histogenics may purchase from Takagi in the future. The parties agree that the service agreement shall be “industry standard” as to its form and terms.

5. Reimbursement of Development Costs. The parties acknowledge that Takagi has incurred 19,572,000 YEN in costs prior to the date of this Agreement in developing a multi-unit TEP on Histogenics behalf. On the Effective Date Histogenics shall pay that amount to Takagi. Takagi acknowledges that Histogenics intends to continue the development of a multi-unit TEP with an alternative supplier and that Histogenics shall not be liable for any future costs incurred by Takagi in developing a multi-unit TEP absent a separate written agreement between the parties for that purpose.

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6. Territories. The parties acknowledge that pursuant to the Existing Agreements various portions of the world were not allocated between the parties as exclusive Territories for exploiting the Takagi Technology and Histogenics’ Technology. The parties hereby acknowledge and agree that Histogenics shall have worldwide rights to its products and technology and, within the Field of Use, the Takagi Technology with the sole exception that Takagi shall retain the exclusive rights to commercialize, manufacture, and sell the Histogenics Product Line in the Field of Use in Japan. Histogenics shall cooperate with Takagi, and provide such Histogenics Technology, data and technical information, support, and assistance to Takagi, at Takagi’s sole cost and expense, in order to commercialize all or any portion of the Histogenics Product Line in the Field of Use and to obtain the requisite governmental approvals to manufacture and sell the Histogenics Product Line in Japan from the Ministry of Health, Labour and Welfare. Prior to commercialization of the Histogenics Product Line in Japan, Histogenics shall supply Takagi with its clinical requirements of collagen scaffolds and CT3 at ****. Upon commercialization of the Histogenics Product Line, Histogenics shall supply Takagi with such components at ****. Takagi shall be responsible for ****. Prior to commercialization of any of the products included in the Histogenics Product Line in Japan, the parties shall enter into an agreement that will address supply of components, sales and royally reporting and payments due to third parties, audit rights of sales records, and other commercially reasonable requirements. To the extent that Takagi is assisted in the commercialization, manufacture, sale or governmental approval process of the Histogenics Product Line or other Histogenics products in the Field of Use by third parties, Takagi agrees that it shall cause such parties to enter into appropriate nondisclosure and confidentiality agreements in such form as Histogenics shall reasonably require.

7. Brigham and Women’s License. Reference is made to the existing license between Takagi and the Brigham and Women’s Hospital, Inc. dated August 1, 2001 as amended by agreements dated December 30, 2005 and May 4, 2010 (the “B&W License”). Pursuant to the Existing Agreements,

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Histogenics has undertaken to pay any royalties due under the B&W License to the extent that such royalties are measured by Histogenics’ revenue. Histogenics has also agreed to pay any minimum royalties or milestone payments required by Sections 4.4 and 4.5 of the B&W License. Histogenics shall continue to honor these obligations until such time as Histogenics is no longer using the technology licensed by the B&W License. Upon written notice from Histogenics of its intent to cease using the technology licensed by the B&W License, Takagi shall reassume all responsibility under the B&W License or, at Takagi’s option, allow the B&W License to lapse. Histogenics shall defend, indemnify and hold Takagi harmless from any claim by or liability to ****.

8. Consideration. At such time as when Histogenics enters into a transaction that would constitute an “Event of Liquidation” as defined in the **** Term Sheet (a “Liquidity Event”), then, upon the closing of such Liquidity Event, Takagi shall be paid from the proceeds, as, if; when and “in-kind” received by Histogenics or its stockholders, the Consideration (as such term defined below). The term “Consideration” shall mean 7.8125% of the net proceeds of any Liquidity Event. In the event that Histogenics requires financing exceeding the $**** contemplated by the **** Term Sheet prior to a Liquidity Event, and one or more the investors (including their successors and assigns) participating in the financing contemplated by the **** Term Sheet (the “**** Investors”) also participate in such additional financing, then the Consideration will be subject to dilution pursuant to the following formula:

$ ****	x 7.8125% = New Consideration Percentage
($ **** +$x)

where $x is the additional amount of equity investment beyond the $**** contemplated by the **** Term Sheet. The Consideration shall be paid from the net proceeds to be received by the Histogenics’ stockholders after the payment of; (a) transaction costs to unaffiliated third parties, (b) repayment of debt incurred after the Effective Date, if any, and (c) the payment of all rights and

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preferences due to the **** Investors. To the extent that the stockholders of Histogenics receive payment of the purchase price from a Liquidity Event over time, such as an escrow, installment sale or earnout, then the Consideration shall be paid as funds (whether in cash or in-kind) are actually received by the stockholders of Histogenics. At the Effective Date, the stockholders (which term in this Agreement includes the **** Investors) shall enter into a Stockholders Agreement whereby they agree on behalf of themselves and their successors and assigns to irrevocably authorize Histogenics to pay the Consideration upon the occurrence of a Liquidity Event from the proceeds thereof directly to Takagi in accordance with the terms hereof.

If, in lieu of a Liquidity Event, Histogenics shall undertake an initial public offering of its common stock (an “IPO”) then immediately prior to the IPO Histogenics and/or its stockholders shall pay the Consideration in shares of its common stock valued at the IPO price, as determined by the Histogenics IPO pricing committee (the “Shares”). For purposes of determining the aggregate number of Shares to be issued to Takagi in such case, Histogenics shall take its pre-IPO value as determined by the Histogenics IPO pricing committee, subtract from that amount the transaction costs of the IPO, the amount of post-Effective Date indebtedness, if any, of Histogenics at the time and the amount of all rights and preferences of the **** Investors, and then multiply the result by the Consideration percentage. ****

Subject to execution of any applicable confidentiality or nondisclosure agreement, Takagi shall have the right to receive and review copies of the closing documentation and agreements relating to any Liquidity Event.

9. Cooperation with **** Closing. Takagi agrees to cooperate with Histogenics to assist it in closing the transactions contemplated by the **** Term Sheet including without limitation executing such documents, votes, and certificates as Histogenics or the investors in the

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transactions contemplated thereby may reasonably request; provided, however, that none of such documents, votes or certificates shall be inconsistent with the provisions of this Agreement.

10. Indemnification. Each party shall indemnify, defend and hold each other and their respective directors, officers, employees and agents, and their respective heirs, successors and assigns (the “Indemnitees”) harmless from and against any liability, damage, loss or expense (including reasonable attorney’s fees) incurred by or imposed upon the Indemnitees or any one of them in connection with any third-party claims, suits, actions, demands or judgments arising out of ****.

11. Confidentiality. Except as specified in Section 6, above, each party shall keep confidential any non-public information disclosed by or on behalf of, and belonging to, the other party in connection with this Agreement, whether marked as proprietary or confidential, or which, by the circumstances of the disclosure, would reasonably be understood as the proprietary information of such other party, including, but not limited to all know-how, trade secrets and proprietary technical information. The receiving party shall not disclose the other party’s confidential information to any third party and shall protect such information with the same degree of care as it uses to protect its own confidential information of similar importance, but in no case using less than a reasonable degree of care, and may only disclose the confidential information to its affiliates, employees, agents or independent contractors on a need-to-know basis and who are bound by written confidentiality obligations consistent with the receiving party’s obligations hereunder. The receiving party shall only use the other party’s confidential information to perform its obligations or exercise its rights under this Agreement. If the receiving party receives a request pursuant to a court order, governmental body request or other legal process to disclose the other party’s confidential information, the receiving party will promptly notify the other party and provide reasonable assistance to limit the scope of the required disclosure or seek a protective order. The receiving party shall not be subject to confidentiality obligations for confidential information that (a) at the time of receipt was already known to it without confidentiality obligation; (b) becomes publicly known through no wrongful act of the receiving party; (c) was received from a third party without

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confidentiality restrictions; (d) is independently developed by the receiving party without use of the confidential information of the other party; or (e) is approved for release by prior written authorization by the other party or its authorized agent.

12. Patent Prosecution. Each party will have the sole right to make all decisions regarding the filing, prosecution and maintenance of its respective patents. Without limiting the foregoing, if a party does not make any filing or payment related to the prosecution or maintenance of any patent or patent application which it owns and is licensed under this Agreement (the Takagi Patents or Histogenics Patents, as applicable) or intends not to make such payment or filing or to abandon or allow any right to any such patent or patent application to lapse, it will promptly inform the other party, and such other Party will have the right, exercisable in its sole discretion and expense, to file or continue the prosecution or maintenance of such patent or patent application in its own name.

13. Patent Enforcement. Each party shall promptly notify the other party of any suspected infringement by a third party of which it is aware concerning the Takagi Patents or Histogenics Patents. **** will have the first right, but not the obligation to initiate and prosecute legal proceedings with respect to any patent **** under this Agreement (****, as applicable), at its own expense, and to control the defense of any such action. If **** does not intend to pursue any legal proceeding, **** will promptly inform ****, and **** will have the right, but not the obligation, to initiate an action at its own cost and expense only to the extent the potential infringement pertains to ****’s products or services covered by a patent ****. **** will reasonably cooperate with **** in any such effort, including being joined as a party to such action if necessary, at the expense of ****.

14. Miscellaneous. The interpretation and application of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts, which shall also serve as the exclusive venue for the resolution of any disputes. The failure of any party to enforce at any time any provision of this Agreement or any right with respect thereto, or to exercise any election as herein provided, shall in no

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way be considered to be a waiver of such provision, right or election, or in any way affect the validity of this Agreement. The exercise by any party of any right or election under the terms of this Agreement shall not preclude or prejudice any party from exercising the same or any other right it may have under this Agreement. Neither this Agreement nor the rights or obligations under it may be assigned by either party to a third party without the prior written consent of the other party, except that either party may assign this Agreement, or the rights or obligations under it, in connection with any merger, consolidation, sale of all or substantially all of its assets, equity or the business to which this Agreement relates, or similar business combination.

15. Notices. Written notices under this Agreement shall be addressed as follows:

If to Takagi:	Purpose Co., Ltd.
Medical Technology and Business Development Department
201 Nishi-Kashiwabara Shinden
Fuji-shi Shizuoka 417-8505
Japan
Attn: ****

With a copy to:	****
****

If to Histogenics:	Histogenics Corporation
830 Winter Street
3rd Floor
Waltham, MA 02451
Attn: Patrick O’Donnell, President and CEO

With a copy to:	Brown Rudnick LLP
One Financial Center
Boston, MA 02111
Attn: ****

or to such other address as either party may request in writing. Notices sent by mail, facsimile, overnight delivery or email shall be effective if actually received.

16. Entire Agreement. This Agreement and the Exhibits hereto constitute the entire agreement and understanding between the parties and neither party shall be obligated by any condition or

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representation other than those expressly stated herein or as may be subsequently agreed by the parties hereto in writing.

17. Counterparts. This Agreement may be executed in one or more counterpart signature pages, and executed signature pages may be delivered via facsimile or via email with PDF scan attachment, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal by their duly authorized representatives.

PURPOSE CO., LTD.,		HISTOGENICS CORPORATION
F/K/A TAKAGI SANGYO CO., LTD. AND
F/K/A TAKAGI INDUSTRIAL CO., LTD.

By:	****	By:	/s/ Patrick O’Donnell
Name:	****	Name:	Patrick O’Donnell
Title:	****	Title:	President & CEO
Date:	June 25, 2012	Date:	June 25, 2012

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EXHIBIT A

**** TERM SHEET

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CONFIDENTIAL TERM SHEET

FOR PROPOSED INVESTMENT IN

HISTOGENICS CORPORATION

****

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****

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****

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****

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****

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****

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****

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****

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****

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****

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****

[Signature Page Follows]

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Accepted by Histogenics Corporation:	Accepted by ****:

/s/ Patrick O’Donnell 2-28-12	/s/ **** 2/14/12
Signature Date	Signature Date

Patrick O’Donnell	****
Printed Name	Printed Name

President & CEO
Position	Position

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EXHIBIT B-1

TAKAGI PATENTS

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EXHIBIT B-1

TAKAGI PATENTS*

****

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****

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****

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****

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****

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****

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****

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****

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EXHIBIT B-2

HISTOGENICS PATENTS

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EXHIBIT B-2

HISTOGENICS PATENT

****

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EXHIBIT C

SERVICE AND MAINTENANCE AGREEMENT

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****

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****

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****

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****

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives:

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Authorized Representative for Provider	Authorized Representative for Customer

PURPOSE CO., LTD.	HISTOGENICS CORPORATION

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT A

Equipment List

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